                                                                   EXHIBIT 4.1.5



                          AMENDMENT TO CREDIT AGREEMENT

      THIS AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of January 23, 2002, among DOBSON OPERATING CO., L.L.C., an Oklahoma limited liability company ("BORROWER"), Required Lenders under the Credit Agreement (hereinafter defined), BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("ADMINISTRATIVE Agent"), and Guarantors under the Credit Agreement (hereinafter defined).

      Reference is made to the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, Administrative Agent, First Union National Bank and PNC Bank, National Association, as Co-Documentation Agents, Toronto Dominion (Texas), Inc. and Lehman Commercial Paper Inc., as Co-Syndication Agents, certain Managing Agents, and Co-Agents defined therein, and the Lenders party thereto.

      Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. Unless otherwise indicated, all Section references herein are to Sections of the Credit Agreement, and all Paragraph references herein are to Paragraphs in this Amendment.

                                    RECITALS

      A. Borrower has requested the consent of Required Lenders to the sale of the Companies' Cellular Assets for the Ohio 2 RSA, the Georgia 1 RSA, the Arizona 5 RSA, and the California 7 RSA to Cellco Partnership, d/b/a Verizon Wireless (collectively, the "VERIZON DIVESTITURES"), so long as all of the Net Cash Proceeds from the Verizon Divestitures (other than the Reinvested Proceeds (defined below)) are immediately used to make a mandatory prepayment pursuant to the terms of the Credit Agreement.

      B. Borrower has requested certain amendments to the definitions of Interest Expense, Leverage Ratio, and Pro Forma Debt Service to reflect the Verizon Divestitures.

      C. During the transition period between the closing of the Verizon Divestitures and the related transfer of legal title to certain equipment of Borrower located in the California 7 RSA service area, Borrower has requested that Required Lenders agree to allow Cellco Partnership, d/b/a Verizon Wireless to place a Lien on such assets, so long as the mandatory prepayment with respect to the Verizon Divestitures has been made.

      D. Borrower has requested an amendment to SECTION 10.8(d) to decrease the amount of voting power of the voting stock of Communications required to be owned by Dobson CC Limited Partnership from 50.1% to 35%.

      E. The Lenders party hereto are willing to grant and agree to such amendments, but only upon the conditions, among other things, that Borrower, Guarantors, and Required Lenders shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

      NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

PARAGRAPH 1. AMENDMENTS.

      1.1 DEFINITIONS.

      (a) The definition of Interest Expense is amended to exclude the interest incurred on the amount of Principal Debt permanently prepaid with the Net Cash Proceeds of any Verizon Divestiture by adding the following as a proviso to the first sentence thereof:

            "; provided that, in determining the Interest Expense for the Companies (i) for the fiscal quarter during which any Verizon Divestiture was consummated (each a "DIVESTITURE CONSUMMATION QUARTER"), the Interest Expense shall be reduced by an amount equal to (x) the Principal Debt permanently prepaid with the Net Cash Proceeds from such Verizon Divestiture on the date such Verizon Divestiture was consummated multiplied by (y) the weighted average of the interest rates in effect for the Principal Debt on the date such Verizon Divestiture was consummated (each such calculation being referred to herein as the "REDUCTION AMOUNT"), (ii) for the first fiscal quarter immediately following the applicable Divestiture Consummation Quarter, the Interest Expense shall be reduced by an amount equal to the Reduction Amount multiplied by 3/4, (iii) for the second fiscal quarter immediately following the applicable Divestiture Consummation Quarter, the Interest Expense shall be reduced by an amount equal to the Reduction Amount multiplied by 1/2, and (iv) for the third fiscal quarter immediately following the applicable Divestiture Consummation Quarter, the Interest Expense shall be reduced by an amount equal to the Reduction Amount multiplied by 1/4."

      (b) The definition of Leverage Ratio is amended to allow an amount equal to 80% of the then-existing balance of the Verizon Divestitures Escrow Account to be deducted from Total Debt solely for the purpose of calculating the Leverage Ratio in SECTION 9.29(A) by deleting such definition in its entirety and substituting the following therefor:

            "LEVERAGE RATIO means, with respect to the Companies on a consolidated basis, at any date of determination thereof, the ratio of (a) the Total Debt outstanding on such date (and, solely for the purpose of compliance with SECTION 9.29(a), minus eighty percent (80%) of the then-existing balance of the Verizon Divestitures Escrow Account) to (b) Operating Cash Flow of the Companies."


                                       2           AMENDMENT TO CREDIT AGREEMENT

      (c) CLAUSE (a) of the definition of "Net Cash Proceeds" is amended to include the Verizon Divestitures by (i) deleting the phrase "any Significant Sale or Permitted Asset Swap" in line 1 thereof and substituting therefor the phrase "any Significant Sale, any Permitted Asset Swap, or any Verizon Divestiture" and (ii) deleting each occurrence of the phrase "such Significant Sale or Permitted Asset Swap" therein and substituting therefor the phrase "such Significant Sale, such Permitted Asset Swap, or such Verizon Divestiture."

      (d) The definition of "Pro Forma Debt Service" is amended to allow an amount equal the product of (i) the weighted average of the interest rates in effect for the Principal Debt as of the date of determination multiplied by (ii) 80% of the then-existing balance of the Verizon Divestiture Escrow Account to be deducted from Pro Forma Interest Expense by deleting such definition in its entirety and substituting the following therefor:

            "PRO FORMA DEBT SERVICE means, on any date of determination, calculated for the Companies on a consolidated basis, the sum of (a)
            (i) Pro Forma Interest Expense determined as of such date of determination, minus (ii) the product of (x) the weighted average of the interest rates in effect for the Principal Debt as of such date of determination multiplied by (y) 80% of the then-existing balance of the Verizon Divestitures Escrow Account, plus (b) principal payments scheduled to be made on Total Debt for the twelve months following the date of determination."

      (e) The definition of "Significant Sale" is amended to exclude each Verizon Divestiture as a Significant Sale by amending the parenthetical phrase beginning in the third line of such definition to read as follows:

            "(other than any Verizon Divestiture and any sale, lease, transfer, or other disposition contemplated by SECTIONS 9.22(a) through (g) or permitted by SECTION 9.23)"

      (f) The following definitions of "Exchange Act," "Verizon Divestitures," and "Verizon Divestitures Escrow Account" shall be alphabetically inserted in
SECTION 1.1 to read as follows:

            "EXCHANGE ACT means the Securities Exchange Act of 1934, as amended."

            "VERIZON DIVESTITURE means any sale in one or more transactions of the Companies' Cellular Assets relating to the Ohio 2 RSA, the Georgia 1 RSA, the Arizona 5 RSA, and the California 7 RSA to Cellco Partnership, d/b/a Verizon Wireless on terms reasonably acceptable to Administrative Agent and which otherwise satisfies the requirements of SECTION 9.22(i) and VERIZON DIVESTITURES means all such sales."


                                       3           AMENDMENT TO CREDIT AGREEMENT

            "VERIZON DIVESTITURES ESCROW ACCOUNT means any escrow account or accounts established pursuant to the purchase agreements for the Verizon Divestitures with an initial balance not to exceed $14,000,000 in the aggregate."

            1.2 MANDATORY PREPAYMENTS. A new SECTION 3.3(b)(viii) is added as follows:

            "(viii) Immediately upon the receipt by any Company of any Net Cash Proceeds from the consummation of any Verizon Divestiture (including, without limitation, the receipt of any funds disbursed from the Verizon Divestitures Escrow Account), the Principal Debt shall be prepaid (and the Revolver Commitment and Discretionary Revolver Commitment under all Discretionary Revolver Loan reduced to the extent required in this SECTION 3.3(B)), in the order and manner specified herein, by an amount equal to 100% of such Net Cash Proceeds received from such Verizon Divestiture less the Reinvested Proceeds (defined below); provided that after at least $290,000,000 have been paid as a mandatory prepayment pursuant this SECTION 3.3(b)(viii)), the selling Company may reinvest up to $35,000,000 of the Net Cash Proceeds it received from the Verizon Divestitures in Cellular Assets (the "REINVESTED PROCEEDS") within 10 months from the receipt of such Net Cash Proceeds, and, if not so reinvested, such Net Cash Proceeds shall be used to permanently prepay the Principal Debt (and the Revolver Commitment and Discretionary Revolver Commitment under all Discretionary Revolver Loans reduced to the extent required in this SECTION 3.3(b)) on the terms set forth in SECTION 3.3 (b)(ii)."

      1.3 LIENS. CLAUSE (b) of SECTION 9.13 is amended to permit a Lien on specific equipment subject to a Verizon Divestiture by (i) deleting the word "and" immediately following CLAUSE (b)(viii), (ii) inserting the word "; and" immediately prior to the period (.) in CLAUSE (b)(ix) therein, and (iii) inserting the following CLAUSE (b)(x) immediately following CLAUSE (b)(ix) thereof:

            "(x) Liens in favor of Cellco Partnership, d/b/a Verizon Wireless on the assets listed on SCHEDULE 9.13A used in connection with the California 7 RSA, so long as the Verizon Divestiture with respect to the Arizona 5 RSA has been consummated and the mandatory prepayment required to be made on the date of consummation of such Verizon Divestiture by SECTION 3.3(b)(viii) has been made."

      1.4 SALE OF ASSETS. SECTION 9.22 is amended by (a) deleting the word "and" after CLAUSE (h) thereof, (b) relettering existing CLAUSE (i) as CLAUSE (j), and substituting "clause (j)" for each occurrence of "clause (i)" thereof, and (c) adding the following CLAUSE (i) immediately after CLAUSE (h):


                                       4           AMENDMENT TO CREDIT AGREEMENT

            "(i) the Verizon Divestitures, so long as (i) no Default or Potential Default exists or arises as a result therefrom, (ii) the assets sold pursuant to the Verizon Divestitures are sold for fair value for cash or Cash Equivalents, (iii) a copy of the sale agreement relating to each Verizon Divestiture has been delivered to Administrative Agent not less than 30 days prior to the closing thereof and the terms thereof are reasonably acceptable to Administrative Agent, and (iv) the mandatory prepayment required by
            SECTION 3.3(b)(viii) is made; and"

      1.5 CHANGE OF CONTROL. SECTION 10.8 is amended by (a) deleting the word "or" after CLAUSE (c) thereof, (b) deleting the word "hold" in CLAUSE (d) thereof and substituting the word "own" therefor, (c) deleting the reference to "50.1%" in CLAUSE (d) thereof and substituting "35%" therefor, and (d) adding the following CLAUSE (e) immediately after CLAUSE (d):

            "or (e) any "person" or "group," within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act, becomes the ultimate "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of more than 35% of the total voting power of the Voting Stock of Communications on a fully diluted basis and such ownership represents a greater percentage of the total voting power of the Voting Stock of Communication, on a fully diluted basis, than is held by Everett R. Dobson and his Affiliates on such date."

      1.6 SCHEDULE 9.13A. The document labeled Schedule 9.13A attached hereto shall be inserted as SCHEDULE 9.13A to the Credit Agreement.

PARAGRAPH 3. CONDITIONS. This Amendment shall be effective on the date (the "EFFECTIVE DATE") upon which (i) the representations and warranties in this Amendment are true and correct; and (ii) Administrative Agent receives counterparts of this Amendment executed by Borrower, each Guarantor, and Required Lenders.

PARAGRAPH 4. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (i) consent to the agreements in this Amendment and
(ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

PARAGRAPH 5. REPRESENTATIONS. As a material inducement to Administrative Agent and Lenders to execute and deliver this Amendment, Borrower and each other Guarantor represent and warrant to such parties (with the knowledge and intent that the Lenders and Administrative Agent are relying upon the same in entering into this Amendment) that as of the Effective Date and as of the date of execution of this Amendment: (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on


                                       5           AMENDMENT TO CREDIT AGREEMENT
which any of them were based have been changed by transactions permitted by the Loan Documents; (b) no Default or Potential Default exists; and (c) this Amendment has been duly authorized and approved by all necessary corporate and limited liability company action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower and each other Guarantor in accordance with its terms.

PARAGRAPH 6. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 7. MISCELLANEOUS.

      7.1 This Amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions of SECTIONS 13 of the Credit Agreement are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, and (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

      7.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

PARAGRAPH 8. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 9. PARTIES. This Amendment binds and inures to Borrower, Parent, Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

      The parties hereto have executed this Amendment in multiple counterparts as of the date set forth above, but effective as of Effective Date.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]


                                       6           AMENDMENT TO CREDIT AGREEMENT

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                                    DOBSON OPERATING CO., L.L.C.,
                                    as Borrower


                                    By:  /s/ Richard D. Sewell Jr.
                                        ----------------------------------------
                                        Name:  Richard D. Sewell Jr.
                                               ---------------------------------
                                        Title: Treasurer
                                               ---------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                                   DOBSON COMMUNICATIONS CORPORATION,
                                   as Guarantor

                                   By:  /s/ Richard D. Sewell Jr.
                                       -----------------------------------------
                                       Name:  Richard D. Sewell Jr.
                                              ----------------------------------
                                       Title: Treasurer
                                              ----------------------------------


                                   DOBSON CELLULAR SYSTEMS, INC., as Guarantor

                                   By:  /s/ Richard D. Sewell Jr.
                                       -----------------------------------------
                                       Name:  Richard D. Sewell Jr.
                                              ----------------------------------
                                       Title: Treasurer
                                              ----------------------------------


                                   OKLAHOMA RSA 5 LIMITED PARTNERSHIP, as
                                   Guarantor

                                   By: OKLAHOMA INDEPENDENT RSA 5
                                       PARTNERSHIP, its Managing General Partner

                                       By: DOBSON CELLULAR SYSTEMS, INC.,
                                           as Managing General Partner

                                           By:  /s/ Richard D. Sewell Jr.
                                               ---------------------------------
                                               Name:  Richard D. Sewell Jr.
                                                      --------------------------
                                               Title: Treasurer
                                                      --------------------------



                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                                   OKLAHOMA RSA 7 LIMITED PARTNERSHIP, as
                                   Guarantor

                                   By: OKLAHOMA INDEPENDENT RSA 7
                                       PARTNERSHIP, its Managing General Partner

                                       By: DOBSON CELLULAR SYSTEMS, INC.,
                                           its Managing General Partner

                                           By:  /s/ Richard D. Sewell Jr.
                                               ---------------------------------
                                               Name:  Richard D. Sewell Jr.
                                                      --------------------------
                                               Title: Treasurer
                                                      --------------------------


                                   TEXAS RSA NO. 2 LIMITED PARTNERSHIP, as
                                   Guarantor

                                   By: DOBSON CELLULAR SYSTEMS, INC.,
                                       its Managing General Partner

                                       By:  /s/ Richard D. Sewell Jr.
                                           -------------------------------------
                                           Name:  Richard D. Sewell Jr.
                                                  ------------------------------
                                           Title: Treasurer
                                                  ------------------------------


                                   SANTA CRUZ CELLULAR TELEPHONE, INC., as
                                   Guarantor

                                   By:  /s/ Richard D. Sewell Jr.
                                       -----------------------------------------
                                       Name:  Richard D. Sewell Jr.
                                              ----------------------------------
                                       Title: Treasurer
                                              ----------------------------------



                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              BANK OF AMERICA, N.A., as Administrative Agent and a Lender


                              By: /s/ Michael J. Cannon
                                  ----------------------------------------------
                                  Name:  Michael J. Cannon
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              THE BANK OF NOVA SCOTIA,
                              as a Lender


                              By: /s/ Stephen C. Levi
                                 -----------------------------------------------
                                 Name:  Stephen C. Levi
                                        ----------------------------------------
                                 Title: Authorized Signatory
                                        ----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              BARCLAYS BANK PLC
                              as a Lender


                              By: /s/ Daniele Iacovone
                                  ----------------------------------------------
                                  Name:  Daniele Iacovone
                                         ---------------------------------------
                                  Title: Director
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              BNP PARIBAS, as a Lender


                              By: /s/ Ola Anderssen
                                  ----------------------------------------------
                                  Name:  Ola Anderssen
                                         ---------------------------------------
                                  Title: Director
                                         ---------------------------------------
                                         Media & Telecom Finance


                              By: /s/ Ben Todres
                                  ----------------------------------------------
                                  Name:  Ben Todres
                                         ---------------------------------------
                                  Title: Director
                                         ---------------------------------------
                                         Media & Telecom Finance




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              CIBC INC., as a Lender


                              By: /s/ Laura J. Hom
                                  ----------------------------------------------
                                  Name:  Laura J. Hom
                                         ---------------------------------------
                                  Title: Executive Director
                                         ---------------------------------------
                                         CIBC World Markets Corp. As Agent




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              CN LOAN FUND, as a Lender


                              By: /s/ Aaron Cohen
                                  ----------------------------------------------
                                  Name:  Aaron Cohen
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              COBANK ABC, as a Lender


                              By: /s/ Thomas W. Cosgrove
                                  ----------------------------------------------
                                  Name:  Thomas W. Cosgrove
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              COLUMBUS LOAN FUNDING LTD.

                              By: Travelers Asset Management International
                                  Company, LLC


                              By: /s/ William M. Gardner
                                  ----------------------------------------------
                                  Name:  William M. Gardner
                                         ---------------------------------------
                                  Title: Assistant Investment Officer
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              CREDIT LYONNAIS AMERICAS, as a Lender


                              By: /s/ Douglas E. Roper
                                  ----------------------------------------------
                                  Name:  Douglas Roper
                                         ---------------------------------------
                                  Title: First Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              THE DAI-ICHI KANGYO BANK, LTD., as a Lender


                              By: /s/ Yudesh Sohan
                                  ----------------------------------------------
                                  Name:  Yudesh Sohan
                                         ---------------------------------------
                                  Title: Credit Officer
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              FLEET NATIONAL BANK, as a Lender


                              By: /s/ Ellery Willard
                                  ----------------------------------------------
                                  Name:  Ellery (Tim) Willard
                                         ---------------------------------------
                                  Title: Director
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              DRESDNER BANK AG, NEW YORK AND GRAND
                              CAYMAN BRANCHES, as a Lender

                              By: /s/ Brian K. Schneider
                                  ----------------------------------------------
                                  Name:  Brian K. Schneider
                                         ---------------------------------------
                                  Title: Associate
                                         ---------------------------------------


                              By: /s/ William E. Lambert
                                  ----------------------------------------------
                                  Name:  William E. Lambert
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              FIRST UNION NATIONAL BANK, as a Lender


                              By: /s/ Mark L. Cook
                                  ----------------------------------------------
                                  Name:  Mark L. Cook
                                         ---------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              FIRSTRUST BANK, as a Lender


                              By: /s/ Bryan T. Denney
                                  ----------------------------------------------
                                  Name:  Bryan T. Denney
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              THE FUJI BANK, LIMITED, as a Lender


                              By: /s/ Masahito Fukuda
                                  ----------------------------------------------
                                  Name:  Masahito Fakuda
                                         ---------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              SANKATY ADVISORS, LLC as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender, as a Lender


                              By: /s/ Diane J. Exter
                                  ----------------------------------------------
                                  Name:  Diane J. Exter
                                         ---------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------
                                         Portfolio Manager
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              HARBOUR TOWN FUNDING TRUST, as a Lender


                              By: /s/ Ann E.Morris
                                  ----------------------------------------------
                                  Name:  Ann E. Morris
                                         ---------------------------------------
                                  Title: Authorized Agent
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              SCUDDER FLOATING RATE FUND, as a Lender


                              By: /s/ Kenneth Weber
                                  ----------------------------------------------
                                  Name:  Kenneth Weber
                                         ---------------------------------------
                                  Title: Sr Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              KZH CYPRESS TELE - 1 LLC, as a Lender


                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                         ---------------------------------------
                                  Title: Authorized Agent
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              K2H INC - 3 LLC, as a Lender


                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                         ---------------------------------------
                                  Title: Authorized Agent
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              K2H RIVERSIDE LLC, as a Lender


                              By: /s/ Susan Lee
                                 -----------------------------------------------
                                  Name: Susan Lee
                                        ----------------------------------------
                                  Title: Authorized Agent
                                        ----------------------------------------

                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              K2H STERLING LLC, as a Lender


                              By: /s/ Susan Lee
                                  ----------------------------------------------
                                  Name:  Susan Lee
                                         ---------------------------------------
                                  Title: Authorized Agent
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              LEHMAN COMMERCIAL PAPER INC., as a Lender


                              By: /s/ G. Andrew Keith
                                  ----------------------------------------------
                                  Name:  G. Andrew Keith
                                         ---------------------------------------
                                  Title: Authorized Signatory
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              NATEXIS BANQUES POPULAIRES, as a Lender

                              By: /s/ Cynthia E. Sachs
                                  ----------------------------------------------
                                  Name:  Cynthia E. Sachs
                                         ---------------------------------------
                                  Title: VP. Group Manager
                                         ---------------------------------------

                              By: /s/ Michael T. Pellerito
                                  ----------------------------------------------
                                  Name:  Michael T. Pellerito
                                         ---------------------------------------
                                  Date:  Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              NATIONAL CITY CORP., as a Lender


                              By: /s/ Michael Bienville Grimes
                                  ----------------------------------------------
                                  Name:  Michael Bienville Grimes
                                         ---------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              PPM SPYGLASS FUNDING TRUST, as a Lender


                              By: /s/ Ann E. Morris
                                  ----------------------------------------------
                                  Name:  Ann E. Morris
                                         ---------------------------------------
                                  Title: Authorized Agent
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEN BANK B.A., "RABOBANK
                              NEDERLAND", NEW YORK BRANCH, as a Lender


                              By: /s/ Martin R. Phelan
                                  ----------------------------------------------
                                  Name:  Martin R. Phelan
                                         ---------------------------------------
                                  Title: Executive Director
                                         ---------------------------------------


                              By: /s/ Ian Reece
                                  ----------------------------------------------
                                  Name:  Ian Reece
                                         ---------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              SANKATY ADVISORS, LLC as Collateral
                              Manager for Race Point CLO, Limited
                              as Term Lender, as a Lender


                              By: /s/ Diane J. Exter
                                  ----------------------------------------------
                                  Name:  Diane J. Exter
                                         ---------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------
                                         Portfolio Manager
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              SANKATY HIGH YIELD PARTNERS III, L.P.,
                              as a Lender


                              By: /s/ Diane J. Exter
                                  ----------------------------------------------
                                  Name:  Diane J. Exter
                                         ---------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------
                                         Portfolio Manager
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              SRF TRADING, INC., as a Lender

                              By: /s/ Ann E. Morris
                                  ----------------------------------------------
                                  Name:  Ann E. Morris
                                         ---------------------------------------
                                  Title: Asst. Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              STANWICH LOAN FUNDING LLC, as a Lender


                              By: /s/ Ann E. Morris
                                  ----------------------------------------------
                                  Name:  Ann E. Morris
                                         ---------------------------------------
                                  Title: Asst. Vice President
                                         ---------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                             STEIN ROE FLOATING RATE LIMITED LIABILITY
                             COMPANY, as a Lender


                             By: /s/ James R. Fellows
                                ------------------------------------------------
                                Name:  James R. Fellows
                                       -----------------------------------------
                                Title: Senior Vice President
                                       -----------------------------------------
                                       Stein Roe & Farnham Incorporated,
                                       -----------------------------------------
                                       as Advisor to the Stein Roe Floating Rate
                                       -----------------------------------------
                                       Limited Liability Company
                                       -----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              TORONTO DOMINION (TEXAS), INC., as a Lender


                              By: /s/ Carol Brandt
                                 -----------------------------------------------
                                 Name:  Carol Brandt
                                        ----------------------------------------
                                 Title: Vice President
                                        ----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              TRAVELERS CORPORATE LOAN FUND INC.,
                              as a Lender

                              By: Travelers Asset Management International
                                  Company, LLC


                              By: /s/ William M. Gardner
                                 -----------------------------------------------
                                 Name:  William M. Gardner
                                        ----------------------------------------
                                 Title: Assistant Investment Officer
                                        ----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              THE TRAVELERS INSURANCE COMPANY,
                              as a Lender


                              By: /s/ William M. Gardner
                                 -----------------------------------------------
                                 Name:  William M. Gardner
                                        ----------------------------------------
                                 Title: Assistant Investment Officer
                                        ----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              UNION BANK OF CALIFORNIA, N.A., as a Lender


                              By: /s/ Craig Cappa
                                 -----------------------------------------------
                                 Name:  Craig Cappa
                                        ----------------------------------------
                                 Title: Assistant Vice President
                                        ----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              U.S. BANK NATIONAL ASSOCIATION,
                              F/K/A FIRSTAR BANK, N.A., as a Lender


                              By: /s/ Michael Homeyer
                                 -----------------------------------------------
                                 Name:  Michael Homeyer
                                        ----------------------------------------
                                 Title: VP
                                        ----------------------------------------




                           Signature Page to Amendment

Signature Page to that certain Amendment to Credit Agreement dated as of the date first stated above, among Dobson Operating Co., L.L.C., as Borrower, Bank of America, N.A., in its capacity as Administrative Agent, Required Lenders, and Guarantors.

                              VAN KAMPEN
                              PRIME RATE INCOME TRUST, as a Lender

                              By: Van Kampen Investment Advisory Corp.


                              By: /s/ Brad Langs
                                 -----------------------------------------------
                                 Name:  Brad Langs
                                        ----------------------------------------
                                 Title: Vice President
                                        ----------------------------------------




                           Signature Page to Amendment

                                 SCHEDULE 9.13A

                             PERMITTED VERIZON LIENS

AZ-5 SWITCH EQUIPMENT

  QTY     BRAND NAME                    MODEL #             DESCRIPTION
  ---     ----------                    -------             -----------
    1     ADC                           4M-E12C             DS-3 DSX Panel
    1     ADC                                               16 position rack w/9 modules
   17     ADC                                               56 Position rack mount DSX
   24     ADC                                               DS-3 DSX Module
    1     Advanced Pacific Tank                             500 gallon diesel fuel tank w/catch basin
    1     Alcatel                       DEX-CS1L            DSX DACC
    9     Alcatel                                           High density module pairs
    8     Alcatel                                           Low density module pairs
    1     Black Box                                         Eight position mini-hub
    1     Braco                                             Tandem axle trailer for COW w/2 AC (Empty)
    1     Cannon                        VJC-250             Printer
    1     Chase Research                ILAN                Rack
    3     Cisco Sys                     3600                Routers
    1     Fugitsu                       FLM600ADM           OC-12 fiber panel
    1     General Motors                5109996             Detroit Diesel generator 225KW
    1     Hewlet Packard                2324 Procurb        Network hub
    1     Hewlet Packard                405TN               LaserJet printer
    1     Konica                        2230                Copier
  144     Lucent                        1AVR85-39           Linage 2000 battery
    6     Lucent                        5ESS                Acculinks
    1     Lucent                        5ESS                SM1
    1     Lucent                        5ESS                SM2
    1     Lucent                        5ESS                Switch w/ ECP
    2     Lucent                        VCDX                Acculinks
    1     Lucent                        VCDX                NECP Controllers
    1     Lucent                        VCDX                Switch
    3     Lucent                                            23" misc relay racks
    2     Milgo                         5312 ISX            Excalibur modem
    2     Octel                                             T-1 Interface module
    1     Octel                                             Voicemail System
    1     T-Bird                        224                 Test set
    1     Telecom Solutions                                 Digital Clock Distributor w/GPS back-up
    1     Telect                                            Neg 48 VDC power distribution bay-20 position
    8     Tellabs                       451                 T-Coder modules
   14     Tellabs                       455                 T-Coder rack
   38     Tellabs                       812551A             Echo canceller modules
    3     Tellabs                       812551A             Echo canceller shelf
    1     Visual Uptime                                     Modem
    1     Western Multiplex             SC-6                Microwave radio


                                       7           AMENDMENT TO CREDIT AGREEMENT

  QTY     BRAND NAME                    MODEL #             DESCRIPTION
  ---     ----------                    -------             -----------
    1                                                       10,000 gallon non-potable water tank
    6                                                       19" misc relay racks
    2                                                       23" misc relay racks
    3                                                       Control room work stations
    1                                                       Fax machine
    4                                                       Fold-up tables
    1                                                       Hand truck
    1                                                       Neg 48 VDC distribution bay
    3                                                       Neg 48 VDC power distribution bay - 10 position
    1                                                       Refrigerator
    1                                                       Roll around utility cart
    1                                                       Set office furniture
    1                                                       White board


                                       8           AMENDMENT TO CREDIT AGREEMENT